July 1, 2022

BNY MELLON ETF TRUST

BNY Mellon Concentrated International ETF

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Investment decisions for the fund have been made since the fund's inception in November 2021 by Walter Scott's Investment Team, which is overseen by Walter Scott's Investment Management Committee (IMC).  Those on the Investment Team with the most significant responsibility for the day-to-day management of the fund are the individuals comprising the firm's Investment Executive: Roy Leckie, a director of Walter Scott and co-chair of the IMC; Charlie Macquaker, a director of Walter Scott and co-chair of the IMC; Jane Henderson, Managing Director of Walter Scott; Fraser Fox, an investment manager; and Maxim Skorniakov, an investment manager.

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The following supersedes and replaces the information in the first paragraph of the section "Fund Details – Management – Portfolio Managers" in the prospectus:

Investment decisions for the fund have been made since the fund's inception in November 2021 by Walter Scott's Investment Team, which is overseen by Walter Scott's Investment Management Committee (IMC).  Those on the Investment Team with the most significant responsibility for the day-to-day management of the fund are the individuals comprising the firm's Investment Executive (IE): Roy Leckie; Charlie Macquaker; Jane Henderson; Fraser Fox; and Maxim Skorniakov.  At Walter Scott, investment decisions are made through a collective process.  The Research team initiates the investment process and all buy recommendations need to withstand the scrutiny of the whole Research team.  Through this intense, forensic examination and collective debate among the members of the Research team, high conviction decisions can be made. Once the Research team agrees to proceed with an investment proposal, that proposal is reviewed and ratified by the IE. A sell recommendation can be triggered by a single individual on the Research team with a well-researched dissenting argument.  However, it is more common for the Research team to collectively recognize that the investment rationale for a stock has materially deteriorated or its valuation has appreciated to a level that can no longer be justified by the company's fundamentals. Sell decisions do not require ratification by the IE, although the case for the sale will still be heard.  Mr. Leckie is a director of Walter Scott and co-chair of the IMC.  Mr. Macquaker is a director of Walter Scott and co-chair of the IMC. Ms. Henderson is Managing Director of Walter Scott.  Messrs. Fox and Skroniakov are investment managers at Walter Scott. Mr. Leckie and Ms. Henderson have been employed by Walter Scott since 1995 and Mr. Macquaker has been employed by Walter Scott since 1991. Messrs. Fox and Skroniakov have been employed by Walter Scott since 2003. All aspects of the investment and portfolio management processes are also formally overseen by the IMC, which includes all members of the IE as well as senior Research, Investment Operations, Client Service, Governance and Operations and Compliance staff.

4864STK0722

July 1, 2022

BNY MELLON ETF TRUST

BNY Mellon Concentrated International ETF (the "Fund")

Supplement to Current Statement of Additional Information

The following information supersedes and replaces the portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts advised by the fund's primary portfolio managers and assets under management in those accounts as of September 30, 2021.

Primary Portfolio Managers	Registered Investment Companies	Total Assets Managed (in millions)	Other Pooled Investment Vehicles	Total Assets Managed (in millions)	Other Accounts	Total Assets Managed (in millions)
Fraser Fox[1]	5	$8,200	44	$25,500	138	$50,000
Jane Henderson	5	$9,809	34	$27,645	154	$62,455
Roy Leckie	5	$9,809	34	$27,645	154	$62,455
Charlie Macquaker	5	$9,809	34	$27,645	154	$62,455
Maxim Skorniakov[1]	5	$8,200	44	$25,500	138	$50,000
[1]	Because Messrs. Fox and Skorniakov became primary portfolio managers of the fund as of July 1, 2022, their information is as of May 31, 2022.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed (in millions)	Other Pooled Investment Vehicles	Total Assets Managed (in millions)	Other Accounts	Total Assets Managed (in millions)
Fraser Fox[1]	0	N/A	2	$209	14	$7,800
Jane Henderson	0	N/A	1	$54	18	$11,450
Roy Leckie	0	N/A	1	$54	18	$11,450
Charlie Macquaker	0	N/A	1	$54	18	$11,450
Maxim Skorniakov[1]	0	N/A	2	$209	14	$7,800

[1]	Because Messrs. Fox and Skorniakov became primary portfolio managers of the fund as of July 1, 2022, their information is as of May 31, 2022.

No portfolio manager owned any shares in the fund as of the date of the SAI.1

1 Messrs. Fox and Skorniakov became primary portfolio managers of the fund as of July 1, 2022, and as of May 31, 2022, they did not own any shares in the fund.

4864-SAISTK-0722